Exhibit 10.2

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 9, 2011, by and among BELK, INC., a Delaware corporation, (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (the “Subsidiary Borrowers” and, together with the Company, the “Borrowers”), the Lenders party to the Credit Agreement referenced below (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), as administrative agent (the “Administrative Agent”) for the Lenders.

STATEMENT OF PURPOSE

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of November 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

SECTION 2 Amendments. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the Effective Date (as defined below) the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement as follows:

(a) New Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the defined term set forth below in appropriate alphabetical order:

“2011 Senior Notes” means the $100,000,000 5.21% Senior Notes, due January 25, 2022, issued by the Borrowers in favor of certain purchasers pursuant to the Note Purchase Agreement dated December 14, 2011 by and among the Borrowers and such purchasers.”

(b) Amendment to Definitions. The definition of “Senior Notes” in Section 1.1 of the Credit Agreement is hereby restated in its entirety as follows:

“Senior Notes” means, collectively, the 2005 Senior Notes, the 2007 Senior Notes, the 2010 Senior Notes, and the 2011 Senior Notes.”

(c) Amendments to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended as follows:

(i) The introductory clause to Section 11.1 is hereby restated in its entirety as follows:

“11.1 Limitations on Debt. Create, incur, assume or suffer to exist any Debt or additional Debt except:”;

(ii) Section 11.1 is hereby amended by deleting the word “and” from existing subsection 11.1(k) and by inserting a new subsection “(l)” immediately after existing subsection “(k)” as follows:

“(l) Debt evidenced by the 2011 Senior Notes not to exceed $100,000,000 in the aggregate in principal amount, and the renewal, refinancing, extension and replacement thereof (but not the increase in the aggregate principal amount); provided that (i) the aggregate principal amount shall not be increased, (ii) the maturity date of any such renewal, refinancing, extension or replacement of the 2011 Senior Notes shall not be prior to or shorter than the initial maturity date of the 2011 Senior Notes, and (iii) any such renewal, refinancing, extension or replacement of the 2011 Senior Notes shall be on terms no more restrictive to the Borrowers and their Subsidiaries than the terms of the initial 2011 Senior Notes; and”; and

(iii) Existing subsection 11.1(l) is hereby restated in its entirety as follows:

“(m) additional Debt in an aggregate amount not to exceed $150,000,000 on any date of determination.”

SECTION 3 Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “Effective Date”):

(a) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Borrowers, the Administrative Agent and Lenders constituting Required Lenders.

(b) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

(c) 2011 Senior Notes. The Borrowers shall have provided evidence to the Administrative Agent that (i) the 2011 Senior Notes will be issued upon customary terms and conditions, (ii) the maturity date of the 2011 Senior Notes is not earlier than the date which is at least six (6) months after the Revolving Credit Termination Date, (iii) the 2011 Senior Notes and all documents related thereto shall be in form and substance reasonably satisfactory to the Administrative Agent, (iv) except for inclusion of certain covenants relating to change of control, maximum permitted assets of unrestricted subsidiaries and rated bond requirement, which covenants are either no more restrictive or less restrictive than those contained in the Credit Agreement, and a maximum leverage covenant, which is less restrictive than that contained in the Credit Agreement, the terms of the 2011 Senior Notes shall be no more restrictive to the Borrowers and their Subsidiaries than the terms of the other Senior Notes, and (v) the Borrowers shall have provided the Administrative Agent with copies of such additional documents and information relating to the 2011 Senior Notes as the Administrative Agent shall reasonably request. Upon request of the Borrowers, the Administrative Agent will confirm to the Borrowers when each of the foregoing conditions has been satisfied.

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SECTION 4 Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION 5 Representations and Warranties. Each Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Borrower, (d) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (e) each of the representations and warranties made by such Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date, (f) to the extent consummated, each of the transactions contemplated by the 2011 Senior Notes have been consummated in all material respects pursuant to the provisions of the documents related thereto, true and complete copies of which have been delivered to the Administrative Agent, and in compliance in all material respects with all applicable provisions of law, (g) the proceeds of the issuance 2011 Senior Notes shall be used by Borrowers to refinance in their entirety the 2005 Senior Notes, and (h) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto and after giving effect to the issuance of the 2011 Notes.

SECTION 6 Acknowledgement and Reaffirmation. By its execution hereof, each Borrower hereby expressly (a) consents to this Amendment, (b) reaffirms all of its respective covenants and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party and (c) acknowledges that its respective covenants and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.

SECTION 7 Costs and Expenses. The Borrowers agree to pay in accordance with Section 14.2 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 8 Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 9 Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

SECTION 10 Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11 Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:	BELK, INC.

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

BELK ADMINISTRATION COMPANY

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

BELK INTERNATIONAL, INC.

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

BELK STORES SERVICES, INC.

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

THE BELK CENTER, INC.

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

BELK ACCOUNTS RECEIVABLE LLC

	By:	/s/ Kevin Binkley
	Name:	Kevin Binkley
	Title:	Vice President, Treasurer

[First Amendment to Third Amended and Restated Credit Agreement]

BELK STORES OF VIRGINIA LLC

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

BELK GIFT CARD COMPANY LLC

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

BELK MERCHANDISING, LLC

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

BELK TEXAS HOLDINGS LLC

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

BELK DEPARTMENT STORES LP (f/k/a Belk Texas LP)

By: Belk, Inc., its General Partner

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

BELK ECOMMERCE LLC

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

BELK STORES OF MISSISSIPPI LLC

By:	/s/ Kevin Binkley
Name:	Kevin Binkley
Title:	Vice President, Treasurer

[First Amendment to Third Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Scott Santa Cruz
Name:	Scott Santa Cruz
Title:	Managing Director

BANK OF AMERICA, N.A., as Syndication Agent and Lender

By:	/s/ Jaime Eng
Name:	Jaime Eng
Title:	Vice President

REGIONS BANK, as Documentation Agent and Lender

By:	/s/ Anthony Letrent
Name:	Anthony Letrent
Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION, as Documentation Agent and Lender

By:	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Vice President

FIFTH THIRD BANK, as Lender

By:	/s/ Mary Ramsey
Name:	Mary Ramsey
Title:	Vice President

TD BANK, N.A., as Lender

By:	/s/ Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Patrick S. Thornton
Name:	Patrick S. Thornton
Title:	Executive Director

RBC BANK (USA), as Lender

By:	/s/ Robert L. Spencer
Name:	Robert L. Spencer
Title:	Senior Relationship Manager